UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Alpha Defensive Growth Fund

Class I	ACDEX

Alpha Opportunistic Growth Fund

Class I	ACOPX

SEMI-ANNUAL REPORT

March 31, 2013

To the shareholders of the Alpha Defensive Growth Fund:

Thank you for your support of the Alpha Capital Funds. Alpha Capital has been managing daily-liquid alternative fund-of-fund investment strategies for over four years in separate account structures and over two years in mutual fund format. After launching the Fund with $5 million of seed capital on January 31, 2011, we are pleased to report that the mutual fund currently has net assets of $29.4 million as of March 31, 2013. The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a gain of 1.81% net of fees for the six month period from October 1, 2012 to March 31, 2013. This performance trailed the HFRI Fund of Funds Composite benchmark, which returned 4.72% over the period, but outperformed the Barclays Aggregate Bond Index return of 0.09%. Although we were disappointed with our performance relative to the HFRI Fund of Funds benchmark over the trailing six month period, we are pleased that we have outperformed the index since inception of the Fund. Additionally, we are happy to report that we outperformed the Barclays Aggregate Bond Index over the six month period. Many hedge funds had a very strong year, buoyed by rising equity markets. The defensive nature of the strategy was detrimental to relative performance during the period, as the Fund does not have significant exposure to equity markets. However, we are pleased with our positive absolute performance. Please see the table below for additional results compared to broad market indices:

Average Annual Total Returns as of 3/31/13
			Annualized Returns
				Inception
				(1/31/11)
				to
	6 Months	YTD	1 Year	3/31/2013
Alpha Defensive Growth Fund (ACDEX)	1.81%	0.99%	4.36%	3.52%
Barclays Capital U.S. Aggregate Bond Index	0.09%	-0.12%	3.77%	5.43%
HFRI Fund of Funds Composite Index	4.72%	3.36%	4.77%	0.90%

Gross Expense Ratio 3.76%, Net Expense Ratio 2.77%.  The Adviser has contractually agreed to waive fees through January 27, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Performance Attribution and Portfolio Changes

There were several portfolio changes during the fourth quarter of 2012 and the first quarter of 2013, although the risk profile of the Fund remained fairly constant for the period. We replaced our emerging markets debt manager, Payden Emerging Markets Bond, with the TCW Emerging Markets Income Fund. As growth prospects slow across the world, TCW’s flexibility to invest in local currency denominated debt as well as corporate debt of emerging markets companies should be a tailwind to results, as we judge these areas of the market to have greater growth potential than hard currency sovereign bonds. Additionally, we removed the Arbitrage Fund in order to reduce our exposure to arbitrage strategies. We have maintained our allocation to the AQR Diversified Arbitrage Fund, which has the ability to invest in convertible arbitrage and special situations in addition to merger arbitrage.

There were two new additions to the portfolio during the period: the Scout Unconstrained Bond Fund and the DWS RREEF Global Infrastructure Fund. The Scout Unconstrained Bond Fund has a broad mandate that should enable it to add value in the unattractive fixed income markets ahead. It has the ability to go negative duration in an effort to mitigate interest rate risk and uses both top-down and bottom-up factors to select attractive securities globally. We believe it is well positioned to perform in the coming year. The DWS RREEF Global Infrastructure Fund, meanwhile, provides equity exposure to the Fund, but with a lower volatility than the broad market due to the defensive properties of the portfolio companies.

The underlying strategies that added most to performance for the period were more higher yielding strategies such as the Westwood Income Opportunity Fund, which invests in asset classes such as MLPs and REITs, and Osterweis Strategic Income, which focuses on short-term high yield bonds and convertibles. While more defensive positions such as the AQR Diversified Arbitrage Fund and BlackRock Emerging Markets Long/Short Equity were absolute contributors to returns, they did not appreciate as much as risky assets over the period. Gold was the primary detractor from returns, as our position in the SPDR Gold ETF was down just over 10% during the period. It is important to note that gold functions as an indirect hedge against many of the positions in our portfolio; we are not tactical investors in the metal. Despite the recent softness in the market, gold has performed well over time as a hedge against our positions and we maintain an allocation to the metal.

Capital Markets Review

During the fourth quarter of 2012, similar to the rest of the year, macroeconomic events had an impact on the markets, including the looming U.S. fiscal cliff at year end as well as leadership transitions in November in the U.S., China, and Japan. Although “risk on” and “risk off” periods were prevalent, markets were less volatile in 2012 than 2011. For the fourth quarter, international developed markets outperformed U.S. markets, as measured by the MSCI EAFE Index and the S&P 500® Index. The S&P 500® Index dropped 0.38% during the quarter, although it still finished the year up 16% with only three down months (April, May, and October). Despite negative investor sentiment, Europe performed well during 2012 thanks to decisive action by the European Central Bank (ECB) and provided a tailwind for the MSCI EAFE Index, which was up 6.6% for the quarter and over 17% for the year. In fixed income markets, investors continued to view Treasuries as a perceived “safe haven”, despite the fact that intermediate Treasuries now offer a negative real return. The U.S. Federal Reserve reaffirmed its commitment to keep interest rates low, which encouraged yield-hungry investors to continue seeking income in riskier sectors such as high yield bonds, bank loans, and emerging markets debt. This led to a divergence in fixed income market returns, as the Barclays Capital U.S. Aggregate Bond Index was up 0.21% in the fourth quarter, while the JPM EMBI Global Diversified Index was up 2.8% and the Merrill Lynch High Yield Master II Index up even higher with a return of 3.2%.

The first quarter of 2013 began with the U.S. government’s last minute deal to address the fiscal cliff. However, the deal only addressed the bare minimum of the country’s fiscal issues by raising taxes, and it remains to be seen how lawmakers will address larger issues like entitlement programs as time passes. Meanwhile, positive news in the housing market and momentum in the energy sector helped to drive U.S. equity markets higher, with the S&P 500® Index finishing the quarter up 10.6%. Europe was once again in the news as issues popped up in both Italy and Cyprus. Italy struggled to form a new government after elections in February, while Cyprus required a bailout that involved an unorthodox tax on deposits in the banking system. Additionally, the Bank of Japan fueled fears of a currency war with the announcement that they will start purchasing close to $75B per month in bonds (which represents an annualized 16% of Japan’s GDP) in order to aggressively combat deflation. Thanks to the new government’s stimulus announcement, the MSCI Japan Index was up 11.6% for the quarter. Emerging markets were a notable laggard in both the equity and bond markets. Much of this was explained by the performance of the BRICs (Brazil, Russia, India, and China), as investors anticipated tightening in these markets after strong returns in 2012.

Outlook

For the remainder of 2013, Alpha Capital believes that a defensive posture is appropriate. Although it is anyone’s guess when the effects of the massive monetary policy taking place around the world will begin to hurt the markets, we can all agree that it is coming. There is still no real resolution to the fiscal problems in the U.S., and Cyprus exposed more weakness in the Eurozone during the first quarter of the year. Despite these instabilities, bearish investors who have called for a correction have continued to be proven wrong as the S&P 500® Index continued to rise.

Meanwhile, the emerging markets, as measured by the MSCI Emerging Markets Index, have lagged developed markets and the U.S. by a wide margin, as measured by the MSCI EAFE and S&P 500® Indexes, respectively, since the third quarter of 2012. Despite their lackluster performance recently, we believe the best growth prospects are still to be found in emerging and frontier economies. The most recent International Monetary Fund (“IMF”) report in April 2013 estimates that their growth will top 5% over the next few years, compared with 1-2% estimates for developed economies. While the U.S. equity markets look tempting to many investors as a perceived “safe haven”, we have diversified our equity positions with frontier markets and international small cap exposure, two areas in which we expect potentially significant alpha generation opportunities. We continue to take a negative view of the fixed income markets. As sectors such as high yield bonds and bank loans have seen large inflows from yield-hungry investors that have driven prices higher, we believe that price appreciation in these sectors may be limited in the coming year. An unconstrained bond strategy with the ability to take negative duration exposure in the event of rising interest rates seems, in our opinion, like the best place to be in the fixed income markets at this time.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should protect investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some managers should perform well at any given time in an effort to help others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. The Fund offers diversifiers from core fixed income such as unconstrained bond strategies with negative duration, local currency denominated emerging markets debt, and long-short credit strategies as well as arbitrage and market neutral strategies. We have been pleased with our performance over the past year and remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.  Quasar Distributors LLC is also the distributor for the Osterweis Strategic Income Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500 Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds, but limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The MSCI Japan Index is an MSCI country Index designed to track the Japanese market. To construct a country index, every listed security in the market is identified. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Growth Fund:

Thank you for your support of the Alpha Capital Funds. Alpha Capital has been managing daily-liquid alternative fund-of-fund investment strategies for over four years in separate account structures and over two years in mutual fund format. After launching the Fund with $5 million of seed capital on January 31, 2011, we are pleased to report that the mutual fund currently has net assets of $36.4 million as of March 31, 2013. The objective of the Fund is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a gain of 4.24% net of fees for the six month period from October 1, 2012 to March 31, 2013. This performance lagged the HFRI Fund of Funds Composite benchmark, which returned 4.72% over the period, and the S&P 500® Index, which returned 10.19%. Despite trailing the HFRI Fund of Funds Composite Index over the six month trailing period, we remain well ahead of the benchmark for the trailing year and have been very pleased with the performance of the Fund. Additionally, we are pleased to have outperformed the HFRI Fund of Funds Composite Index since inception of the Fund. In rising equity markets such as this, we expect to trail the S&P 500® Index due to the hedged nature of our strategy but were pleased with the amount of upside return we captured over the period. Please see the table below for additional results compared to broad market indices:

Average Annual Total Returns as of 3/31/13
			Annualized Returns
				Inception
				(1/31/11)
				to
	6 Months	YTD	1 Year	3/31/2013
Alpha Opportunistic
Growth Fund (ACOPX)	4.24%	3.03%	8.39%	2.21%
S&P 500® Index	10.19%	10.61%	13.96%	12.09%
HFRI Fund of Funds Composite Index	4.72%	3.36%	4.77%	0.90%

Gross Expense Ratio 3.85%, Net Expense Ratio 2.71%.  The Adviser has contractually agreed to waive fees through January 27, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Performance Attribution and Portfolio Changes

There were several underlying fund changes during the past six months. We eliminated our position in the PIMCO Real Return Asset Fund, which functioned as an indirect hedge for the portfolio. While the longer duration of the Treasury Inflation Protected Securities (TIPS) portfolio led to strong performance in 2012, we believe that the risks inherent in holding longer dated Treasury securities outweigh the benefits of the hedge position, especially as we also have gold and short equity as hedges for the Fund. We also removed the Stone Harbor Emerging Markets Debt Fund and added the Third Avenue Focused Credit Fund as a replacement. Although we continue to think highly of Stone Harbor, the Third Avenue Fund offered a unique opportunity to invest in distressed debt in a registered mutual fund. This type of strategy is typically restricted to hedge funds due to its investment in illiquid securities, but Third Avenue has been able to find compelling opportunities in the more liquid segments of the market. We also made several changes to our underlying equity managers. Yacktman was sold to Affiliated Managers Group in mid-2012, and we had concerns that their focus would shift from asset management to asset gathering as a result. We identified a compelling investment opportunity in the Hotchkis & Wiley Value Opportunities Fund and chose to replace the Yacktman Focused Fund with this fund. Additionally, we diversified our international equity exposure with the addition of the Grandeur Peak Global Opportunities Fund, a small cap fund with a focus on international holdings, and the Wasatch Frontier Emerging Small Countries Fund, which focuses on frontier markets such as Nigeria and Sri Lanka.

Our underlying managers performed very well over the six month trailing period, although our overall defensive positioning impacted our performance relative to the HFRI Fund of Funds Index. Many of our top performers, unsurprisingly, were equity focused funds; in particular, the Weitz Partners III Opportunity Fund and the Robeco Long/Short Equity Fund added value, as did our new position in the Hotchkis & Wiley Value Opportunities Fund. Although emerging markets as a whole posted disappointing returns during the period, with the MSCI Emerging Markets Index returning only 3.87%, the Wasatch Emerging Market Small Cap Fund was another one of our top contributors with a return of 11.05%. As expected with the S&P 500® Index up 10.2%, our position in PIMCO StocksPLUS TR Short Strategy, which we employ as a hedge against market declines, detracted value. Additionally, our position in gold had a negative impact on the fund. It is important to note that gold functions as an indirect hedge against many of the positions in our portfolio; we are not tactical investors in the metal. Despite the recent softness in the market, gold has performed well over time as a hedge against our positions and we maintain an allocation to the metal.

Capital Markets Review

During the fourth quarter of 2012, similar to the rest of the year, macroeconomic events had an impact on the markets, including the looming U.S. fiscal cliff at year end as well as leadership transitions in November in the U.S., China, and Japan. Although “risk on” and “risk off” periods were prevalent, markets were less volatile in 2012 than 2011. For the fourth quarter, international developed markets outperformed U.S. markets, as measured by the MSCI EAFE Index and the S&P 500® Index. The S&P 500® Index dropped 0.38% during the quarter, although it still finished the year up 16% with only three down months (April, May, and October). Despite negative investor sentiment, Europe performed well during 2012 thanks to decisive action by the European Central Bank (ECB) and provided a tailwind for the MSCI EAFE Index, which was up 6.6% for the quarter and over 17% for the year. In fixed income markets, investors continued to view Treasuries as a perceived “safe haven”, despite the fact that intermediate Treasuries now offer a negative real return. The U.S. Federal Reserve reaffirmed its commitment to keep interest rates low, which encouraged yield-hungry investors to continue seeking income in riskier sectors such as high yield bonds, bank loans, and emerging markets debt. This led to a divergence in fixed income market returns, as the Barclays Capital U.S. Aggregate Bond Index was up 0.21% in the fourth quarter, while the JPM EMBI Global Diversified Index was up 2.8% and the Merrill Lynch High Yield Master II Index up even higher with a return of 3.2%.

The first quarter of 2013 began with the U.S. government’s last minute deal to address the fiscal cliff. However, the deal only addressed the bare minimum of the country’s fiscal issues by raising taxes, and it remains to be seen how lawmakers will address larger issues like entitlement programs as time passes. Meanwhile, positive news in the housing market and momentum in the energy sector helped to drive U.S. equity markets higher, with the S&P 500® Index finishing the quarter up 10.6%. Europe was once again in the news as issues popped up in both Italy and Cyprus. Italy struggled to form a new government after elections in February, while Cyprus required a bailout that involved an unorthodox tax on deposits in the banking system. Additionally, the Bank of Japan fueled fears of a currency war with the announcement that they will start purchasing close to $75B per month in bonds (which represents an annualized 16% of Japan’s GDP) in order to aggressively combat deflation. Thanks to the new government’s stimulus announcement, the MSCI Japan Index was up 11.6% for the quarter. Emerging markets were a notable laggard in both the equity and bond markets. Much of this was explained by the performance of the BRICs (Brazil, Russia, India, and China), as investors anticipated tightening in these markets after strong returns in 2012.

Outlook

For the remainder of 2013, Alpha Capital believes that a defensive posture is appropriate. Although it is anyone’s guess when the effects of the massive monetary policy taking place around the world will begin to hurt the markets, we can all agree that it is coming. There is still no real resolution to the fiscal problems in the U.S., and

Cyprus exposed more weakness in the Eurozone during the first quarter of the year. Despite these instabilities, bearish investors who have called for a correction have continued to be proven wrong as the S&P 500® Index continues to rise. Meanwhile, the emerging markets, as measured by the MSCI Emerging Markets Index, have lagged developed markets and the U.S., as measured by the MSCI EAFE and S&P 500® Indexes respectively, by a wide margin since the third quarter of 2012. Despite their lackluster performance recently, we believe the best growth prospects are still to be found in emerging and frontier economies. The most recent International Monetary Fund (“IMF”) report in April 2013 estimates that their growth will top 5% over the next few years, compared with 1-2% estimates for developed economies. While the U.S. equity markets look tempting to many investors as a perceived “safe haven”, we have diversified our equity positions with frontier markets and international small cap exposure, two areas in which we expect potentially significant alpha generation opportunities. We continue to take a negative view of the fixed income markets. As sectors such as high yield bonds and bank loans have seen large inflows from yield-hungry investors that have driven prices higher, we believe that price appreciation in these sectors may be limited in the coming year. An unconstrained bond strategy with the ability to take negative duration exposure in the event of rising interest rates seems, in our opinion, like the best place to be in the fixed income markets at this time.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should protect investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some managers should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. Currently, the Fund contains diversifiers such as MLPs and risk parity in addition to long-only and long-short equity strategies. We have been pleased with our performance over the past year and remain committed to the strategy of the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors LLC is also the distributor for the Hotchkis & Wiley Value Opportunities Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500 Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds, but limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The MSCI Japan Index is an MSCI country Index designed to track the Japanese market. To construct a country index, every listed security in the market is identified. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2013 (Unaudited), Continued

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/12	3/31/13	(10/1/12 - 3/31/13)
Actual
Defensive Growth Fund	$1,000.00	$1,018.10	$6.29
Opportunistic Growth Fund	$1,000.00	$1,042.40	$6.37

Hypothetical
(5% return before expenses)
Defensive Growth Fund	$1,000.00	$1,018.70	$6.29
Opportunistic Growth Fund	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to an annualized expense ratio of 1.25% for both funds, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at March 31, 2013 (Unaudited)

Defensive Growth Fund

Opportunistic Growth Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
	ALTERNATIVE FUNDS – 66.80%
100,268	AQR Diversified Arbitrage Fund – Institutional Class	$1,116,986
104,962	BlackRock Emerging Markets
	Long/Short Equity Fund – Institutional Class	1,105,253
140,030	Driehaus Active Income Fund	1,502,518
142,920	DWS RREEF Global Infrastructure Fund – Institutional Class	1,810,799
298,402	Osterweis Strategic Income Fund – Institutional Class	3,539,053
151,485	PIMCO Real Return Fund – Institutional Class	1,855,689
313,363	RiverNorth/DoubleLine Strategic Income Fund –
	Institutional Class	3,537,868
209,139	Scout Unconstrained Bond Fund	2,459,480
167,393	TFS Market Neutral Fund*	2,695,030
	TOTAL ALTERNATIVE FUNDS
	(Cost $19,294,017)	19,622,676

	EQUITY FUNDS – 8.21%
181,961	Westwood Income Opportunity Fund – Institutional Class	2,410,980
	TOTAL EQUITY FUNDS
	(Cost $2,194,311)	2,410,980

	EXCHANGE-TRADED FUNDS – 7.26%
13,800	SPDR Gold Trust*	2,131,410
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,171,859)	2,131,410

	FIXED INCOME FUNDS – 16.97%
285,184	TCW Emerging Markets Income Fund – Institutional Class	2,626,544
176,090	Templeton Global Bond Fund – Advisor Class	2,359,606
	TOTAL FIXED INCOME FUNDS
	(Cost $4,965,823)	4,986,150

	MONEY MARKET FUNDS – 1.22%
359,176	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.11%+	359,176
	TOTAL MONEY MARKET FUNDS
	(Cost $359,176)	359,176
	Total Investments
	(Cost $28,985,186) – 100.46%	29,510,392
	Liabilities in Excess of Other Assets – (0.46)%	(133,754)
	NET ASSETS – 100.00%	$29,376,638

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
	ALTERNATIVE FUNDS – 69.56%
235,330	AQR Risk Parity Fund – Institutional Class	$2,831,026
175,358	FAMCO MLP & Energy Income Fund – Institutional Class	2,160,409
116,883	Hotchkis and Wiley Value Opportunities Fund –
	Institutional Class	2,849,598
107,748	IVA Worldwide Fund – Institutional Class	1,818,793
958,475	PIMCO Stockplus AR Short Strategy Fund –
	Institutional Class	3,201,306
200,349	Rivernorth Core Opportunity Fund	2,476,318
204,755	Robeco Boston Partners Long/Short Equity Fund –
	Institutional Class*	4,377,652
228,687	Third Avenue Focused Credit Fund – Institutional Class	2,508,695
1,075,727	Wasatch Frontier Emerging Small Countries Fund –
	Institutional Class	3,076,578
	TOTAL ALTERNATIVE FUNDS
	(Cost $24,595,184)	25,300,375

	EQUITY FUNDS – 23.43%
91,383	Aston/River Road Independent Value Fund –
	Institutional Class*	1,026,232
1,048,604	Grandeur Peak Global Opportunities Fund – Institutional Class	2,883,661
593,172	Wasatch Emerging Markets Small Cap Fund	1,743,926
199,951	The Weitz Funds – Partners III Opportunity Fund*	2,867,302
	TOTAL EQUITY FUNDS
	(Cost $7,865,056)	8,521,121

	EXCHANGE-TRADED FUNDS – 5.91%
138,500	iShares Gold Trust*	2,149,520
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,283,518)	2,149,520

	MONEY MARKET FUNDS – 1.45%
529,046	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.11%+	529,046
	TOTAL MONEY MARKET FUNDS
	(Cost $529,046)	529,046
	Total Investments
	(Cost $35,272,804) – 100.35%	36,500,062
	Liabilities in Excess of Other Assets – (0.35)%	(128,603)
	NET ASSETS – 100.00%	$36,371,459

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
ASSETS
Investments, at value (cost
$28,985,186 and $35,272,804, respectively)	$29,510,392	$36,500,062
Receivables:
Securities sold	500,000	—
Fund shares issued	—	62,535
Dividends and interest	12,974	48
Prepaid expenses	12,142	13,831
Total assets	30,035,508	36,576,476

LIABILITIES
Payables:
Securities purchased	—	150,000
Due to adviser	20,243	24,292
Fund shares redeemed	602,200	—
Administration fees	16,354	12,780
Audit fees	8,655	8,655
Transfer agent fees and expenses	5,543	4,324
Custody fees	1,192	752
Legal fees	1,481	833
Pricing fees	165	204
Chief Compliance Officer fee	2,238	2,238
Accrued other expenses	799	939
Total liabilities	658,870	205,017

NET ASSETS	$29,376,638	$36,371,459

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$29,376,638	$36,371,459
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,867,938	3,568,326
Net asset value, offering and
redemption price per share	$10.24	$10.19

COMPONENTS OF NET ASSETS
Paid-in capital	$29,043,931	$35,353,977
Undistributed net investment income/(loss)	78,638	(35,264)
Accumulated net realized loss on investments	(271,137)	(174,512)
Net unrealized appreciation on investments	525,206	1,227,258
Net assets	$29,376,638	$36,371,459

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2013 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$426,485	$469,890
Interest	218	217
Total income	426,703	470,107
Expenses
Advisory fees (Note 4)	76,739	79,891
Administration and fund
accounting fees (Note 4)	33,075	25,842
Transfer agent fees and expenses (Note 4)	12,316	11,717
Audit fees	8,727	8,727
Registration fees	8,565	8,816
Chief Compliance Officer fee (Note 4)	4,488	4,488
Custody fees (Note 4)	4,239	4,488
Legal fees	3,491	3,491
Trustee fees	2,642	2,643
Miscellaneous	1,565	1,354
Reports to shareholders	1,247	948
Insurance expense	1,146	1,114
Pricing fees (Note 4)	275	298
Total expenses	158,515	153,817
Less: advisory fee waiver (Note 4)	(10,940)	(181)
Net expenses	147,575	153,636
Net investment income	279,128	316,471

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	13,641	41,279
Capital gain distributions from
regulated investment companies	77,020	173,248
Net change in unrealized appreciation
on investments	39,484	668,712
Net realized and unrealized
gain on investments	130,145	883,239
Net increase in net assets
resulting from operations	$409,273	$1,199,710

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$279,128	$280,749
Net realized gain/(loss) on investments	13,641	(348,455)
Capital gain distributions from
regulated investment companies	77,020	39,233
Net change in unrealized
appreciation on investments	39,484	683,145
Net increase in
net assets resulting from operations	409,273	654,672
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(346,547)	(251,313)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	13,364,248	8,727,103
Total increase in net assets	13,426,974	9,130,462
NET ASSETS
Beginning of period	15,949,664	6,819,202
End of period	$29,376,638	$15,949,664
Includes undistributed net
investment income of	$78,638	$146,057

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,721,915	$17,613,307	1,257,357	$12,589,108
Shares issued
in reinvestment
of distributions	32,490	329,447	25,829	251,313
Shares redeemed	(447,525)	(4,578,506)	(412,162)	(4,113,318)
Net increase	1,306,880	$13,364,248	871,024	$8,727,103

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$316,471	$83,888
Net realized gain/(loss) on investments	41,279	(378,740)
Capital gain distributions from
regulated investment companies	173,248	79,993
Net change in unrealized
appreciation on investments	668,712	974,687
Net increase in
net assets resulting from operations	1,199,710	759,828
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(355,858)	(79,765)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	23,689,812	5,374,592
Total increase in net assets	24,533,664	6,054,655
NET ASSETS
Beginning of period	11,837,795	5,783,140
End of period	$36,371,459	$11,837,795
Includes undistributed net
investment income/(loss) of	$(35,264)	$4,123

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,451,839	$24,444,229	702,246	$6,702,155
Shares issued
in reinvestment
of distributions	32,666	323,064	8,540	79,765
Shares redeemed	(107,996)	(1,077,481)	(147,320)	(1,407,328)
Net increase	2,376,509	$23,689,812	563,466	$5,374,592

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months Ended			January 31, 2011*
	March 31, 2013		Year Ended	through
	(Unaudited)		September 30, 2012	September 30, 2011
Net asset value, beginning of period	$10.22		$9.88	$10.00

Income from investment operations:
Net investment income(3)(5)	0.10		0.26	0.21
Net realized and unrealized
gain/(loss) on investments	0.08		0.43	(0.33)
Total from investment operations	0.18		0.69	(0.12)

Less distributions:
From net investment income	(0.16)		(0.35)	—
Total distributions	(0.16)		(0.35)	—

Net asset value, end of period	$10.24		$10.22	$9.88

Total return	1.81	%(2)	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$29,377		$15,950	$6,819
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.34	%(1)	2.24%	3.46	%(1)
After expense reimbursement(4)	1.25	%(1)	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before expense reimbursement(3)	2.27	%(1)	1.65%	0.82	%(1)
After expense reimbursement(3)	2.36	%(1)	2.64%	3.03	%(1)
Portfolio turnover rate	52.59	%(2)	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months Ended			January 31, 2011*
	March 31, 2013		Year Ended	through
	(Unaudited)		September 30, 2012	September 30, 2011
Net asset value, beginning of period	$9.93		$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)(5)	0.14		0.10	(0.01)
Net realized and unrealized
gain/(loss) on investments	0.28		0.75	(0.79)
Total from investment operations	0.42		0.85	(0.80)

Less distributions:
From net investment income	(0.16)		(0.12)	—
Total distributions	(0.16)		(0.12)	—

Net asset value, end of period	$10.19		$9.93	$9.20

Total return	4.24	%(2)	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$36,371		$11,838	$5,783
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.25	%(1)	2.39%	3.34	%(1)
After expense reimbursement(4)	1.25	%(1)	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before expense reimbursement(3)	2.57	%(1)	(0.16)%	(2.19	)%(1)
After expense reimbursement(3)	2.57	%(1)	0.98%	(0.10	)%(1)
Portfolio turnover rate	54.26	%(2)	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Growth Fund is to achieve capital preservation and the investment objective of the Opportunistic Growth Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2011-2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

When the Funds are unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Adviser and the Trust’s Valuation Committee. Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2013:

Defensive Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$16,084,808	$3,537,868	$—	$19,622,676
Equity Funds	2,410,980	—	—	2,410,980
Exchange-Traded Funds	2,131,410	—	—	2,131,410
Fixed Income Funds	4,986,150	—	—	4,986,150
Short-Term Investments	359,176	—	—	359,176
Total Investments	$29,972,524	$3,537,868	$—	$29,510,392

Opportunistic Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$25,300,375	$—	$—	$25,300,375
Equity Funds	8,521,121	—	—	8,521,121
Exchange-Traded Funds	2,149,520	—	—	2,149,520
Short-Term Investments	529,046	—	—	529,046
Total Investments	$36,500,062	$—	$—	$36,500,062

Refer to the Funds’ Schedule of Investments for additional detail. Transfers between levels are recognized at March 31, 2013, the end of the reporting period. The Defensive Growth Fund transferred $3,537,868 from level 1 to level 2 at March 31, 2013.  The security was transferred because it was fair valued by the Valuation Committee due to the lack of availability of a net asset value.  There were no level 3 securities held in the Funds during the six months ended March 31, 2013.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

New Accounting Pronouncement:  In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2013, Alpha Capital Funds Management, LLC (the “Adviser”) provided the Funds with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the six months ended March 31, 2013, the Defensive Growth Fund and Opportunistic Growth Fund incurred $76,739 and $79,891 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets. Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2013, the Adviser reduced its fees in the amount of $10,940 and $181 for the Defensive Growth Fund and the Opportunistic Growth Fund, respectively.  No amounts were reimbursed to the adviser.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	2015	2016	Total
Defensive Growth Fund	$84,974	$105,058	$10,940	$200,972
Opportunistic Growth Fund	76,853	97,885	181	174,919

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the six months ended March 31, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$33,075	$25,842
Transfer Agency (excludes
out-of-pocket expenses)	9,149	9,175
Custody	4,239	4,488
Chief Compliance Officer	4,488	4,488

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

At March 31, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$16,354	$12,780
Transfer Agency (excludes
out-of-pocket expenses)	3,992	4,324
Chief Compliance Officer	2,238	2,238
Custody	1,192	752

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Growth Fund	$25,168,656	$12,006,495
Opportunistic Growth Fund	36,507,508	13,057,779

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012 were as follows:

	Ordinary Income
	March 31, 2013	September 30, 2012
Defensive Growth Fund	$346,547	$251,313
Opportunistic Growth Fund	355,858	79,765

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

As of September 30, 2012, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Cost of investments	$15,581,092	$11,410,622
Gross tax unrealized appreciation	415,133	527,223
Gross tax unrealized depreciation	(10,279)	(69,364)
Net tax unrealized appreciation	404,854	457,859
Undistributed ordinary income	146,057	4,123
Undistributed long-term capital gain	—	—
Total distributable earnings	146,057	4,123
Other accumulated gains/(losses)	(280,930)	(288,352)
Total accumulated earnings/(losses)	$269,981	$173,630

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Funds had capital loss carryforwards as follows:

Short-Term Capital
Loss Carryforwards
Defensive Growth Fund	$—
Opportunistic Growth Fund	99,720

These capital losses may be carried forward indefinitely to offset future gains.

At September 30, 2012, the Defensive Growth Fund and the Opportunistic Growth Fund deferred, on a tax basis, post-October losses of $280,930 and $188,632, respectively.

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at March 31, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Alpha Defensive Growth Fund
Alpha Opportunistic Growth Fund

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund (the “Funds”) with Alpha Capital Funds Management, LLC (the “Adviser”) for an annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s business continuity plan, and the resources available to the Adviser through its parent company.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  The Board considered that each Fund was relatively new, with just over one year of performance information.  When reviewing performance against the comparative peer group universe, the

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Alpha Defensive Growth Fund.  The Board noted that the Alpha Defensive Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the since inception period, and below its peer group median and Lipper Index for all other relevant periods.  The Board noted that the Alpha Defensive Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Adviser’s parent company) and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

Alpha Opportunistic Growth Fund.  The Board noted that the Alpha Opportunistic Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and Lipper Index for all relevant periods.  The Board noted that the Alpha Opportunistic Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month and year-to date periods, above its peer group average but below its peer group median for the one-year period, and below its peer group median and average for the since-inception period.

The Board also considered any differences in performance between similarly managed accounts (managed by the Adviser’s parent company) and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the Advisory Agreement.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser’s parent company to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Funds.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Alpha Defensive Growth Fund.  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Alpha Defensive Growth Fund of 1.25% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Class I shares was below the average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, and equal to the median of its peer group.  The Board also noted that the contractual advisory fee was below the median and average of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Adviser’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Alpha Opportunistic Growth Fund.  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Alpha Opportunistic Growth Fund of 1.25% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Class I shares was below the average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, and equal to the median of its peer group.  The Board also noted that the contractual advisory fee was below the median and average of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Adviser received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Funds grow.  The Board noted that the Adviser has contractually agreed to reduce

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information as well as financial information regarding the Adviser’s parent company and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds. The Board also considered that the Funds do not utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser and its parent company were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained or had access to adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund would be in the best interest of each Fund and its shareholders.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Alpha Capital Funds Management, LLC
1355 Peachtree Street, Suite 750
Atlanta, Georgia 30309

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/4/13

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  6/4/13

* Print the name and title of each signing officer under his or her signature